THE
                                      IRISH
                                 INVESTMENT FUND

                                 [PHOTO OMITTED]

                                  ANNUAL REPORT

                                OCTOBER 31, 2000

                  COVER PHOTOGRAPH -- TRINITY COLLEGE, DUBLIN.
                    Provided courtesy of Irish Tourist Board.

                                CHAIRMAN'S LETTER

Dear Shareholder,

INTRODUCTION

     Before discussing the Fund's performance, a few general comments.

     I am sure you will have noticed the new format of the report which we introduced last quarter. We felt it was time to update the image of the way we present our quarterly reports in order to make them more shareholder friendly. From now on, the cover will feature a different picture of Ireland each quarter, portraying its natural beauty, its history and its evolution into the modern and exciting country it is today.

     We have also changed the report's internal presentation to make it more easily readable and further changes in this direction can be expected in coming quarters. In addition, in order to make information on the Fund more accessible to shareholders, brokers and others, we have been working on a web site for the Fund and expect that this will be in operation within the next quarter. We encourage you to visit it.

     Alongside these changes, we have been doing some practical things which we believe are in the real interest of shareholders. The Share Repurchase Program which was introduced earlier in the year has added to shareholder value as detailed below. We have also appointed a new director, James Boyle, who is Chairman & President of Cardinal Resources, Inc. We welcome him and believe that his broad experience will be of considerable benefit to the Fund.

     Because the Irish economy has shown such strength in recent years, particularly in the computer, software and e-Commerce areas, we have seen the emergence of a new breed of Irish entrepreneurs. This has resulted in many new start ups which are in turn creating a number of attractive opportunities for the Fund. Over the past couple of years, we have made small investments in some of these companies with very successful outcomes and we believe that more such opportunities will present themselves to us in the future.

     Mainly as a result of taking a profit on some of our investments in the areas mentioned in the last paragraph, but also as a result the Fund's regular turnover, significant capital gains have been generated over these past twelve months. Because of our tax status, we are required to pass such gains onto shareholders at year end and this year, as you will be aware, we have decided to do so by way of a stock distribution for the fiscal year ended October 31, 2000, in an amount of $2.66 per share. Accordingly, unless a shareholder has opted for a cash dividend in lieu, new shares will be issued on December 29, 2000 to shareholders of record on November 13, 2000. The new share allocation represents a full distribution of the capital gains based on the lower of net asset value ("NAV") or market value per share on December 15, 2000.

PERFORMANCE

     Prior to reviewing the Fund's fiscal year ended October 31, 2000, I would like to comment briefly on the final quarter. During this period, the Irish equity market increased by 17.6% in euro currency terms. After adjusting for movements in exchange rates this increase converted into a gain of 7.6% in US dollar terms. The Fund's NAV increased by 4.3% to $20.06 over the quarter.

     For the Fund's fiscal year ended October 31, 2000, the Irish equity market rose by 29.7% in euro currency terms, but the continued strength of the dollar converted this increase into a gain of 4.5% in dollar terms. In the same period, the Fund's NAV rose by 1.6% from $19.75 to $20.06. The Fund paid a cash dividend of $1.731 to shareholders in December 1999 and when account is taken of the reinvestment of this distribution, the total return to stockholders at NAV was 13.27% for the year.

     During the quarter, we continued to implement the Share Repurchase Program. Since commencement of the Program earlier this year, up to the end of the fiscal year, the Fund repurchased and retired 268,700 shares at a cost of $3,908,180. These repurchases, which represent a reduction of 5.4% of the shares originally issued, have positively impacted the Fund's NAV by 1.52% or 30 cents per share.

ECONOMIC REVIEW

     The pace of Irish economic growth shows no clear signs of deceleration and the Irish Central Bank expects GNP growth in 2000 to reach 8.5%. This is the seventh successive year of annual Irish GNP growth in excess of 5%. Despite this buoyant growth, the focus of economic commentary in 2000 has been on domestic inflation.

     In the month of October the annualized inflation rate was 6.8%. This represents an unwelcome acceleration from the 6.2% inflation rate observed in each of the previous three months. Increasing mortgage interest rates and rising oil prices were the key negative drivers to the data. For the health of the Irish economy, it is hoped that the final quarter of 2000 represents a "high water mark" for Irish inflation. The Irish Central Bank is forecasting a twelve-month average inflation rate of 5.5% for calendar year 2000 and expects inflation in 2001 to decline to 4.0%. From the point of view of the economy maintaining its competitiveness, it is clearly important that this reduction is achieved.

     The number of people claiming unemployment benefit in September 2000 stood at 145,100, which corresponds to an unemployment rate of 3.8%. This is the lowest unemployment rate recorded in Ireland over the past 30 years and compares to 4.6% at the beginning of 2000 and 8.5% at the beginning of 1998.

     Government finances remain in a robust position. In the first nine months of 2000, tax receipts increased by 15.8% and the exchequer recorded a surplus of [EURO] 3.75bn. It is expected that the upcoming budget will see another series of substantial income tax reductions. These anticipated reductions in income tax are an important part of the government's policy to encourage wage restraint in the economy.

     Over the quarter the euro depreciated by 8.5% against the US dollar, continuing a trend evident over the whole fiscal year when a depreciation of 19.4% occurred. This has negatively impacted the NAV of the Fund over both time periods. We believe that at current levels the euro represents solid value against the US dollar.

EQUITY MARKET REVIEW

     The Irish equity market increased by 17.6% over the quarter ended October 31, 2000. Over the financial year of the Fund, the market increased by 29.7%. A comparison for both periods with international and European markets is shown below:

                                  QUARTER ENDED                YEAR ENDED
                                OCTOBER 31, 2000            OCTOBER 31, 2000
                                ----------------            ----------------

                               LOCAL                       LOCAL
                             CURRENCY        U.S. $      CURRENCY      U.S. $
                             --------        ------      --------      ------
Irish Equities                +17.6%          +7.6%       +29.7%        +4.5%

US Equities                    -0.1%          -0.1%        +4.8%        +4.8%
UK Equities                    +0.5%          -2.5%        +6.0%        -6.2%
Japanese Equities              -7.5%          -7.2%       -18.9%       -22.5%

Euroland Equities              -1.6%         -10.0%       +25.7%        +1.4%
German Equities                -0.9%          -9.3%       +26.9%        +2.4%
French Equities                -2.2%         -10.5%       +30.9%        +5.5%
Dutch Equities                 +2.7%          -6.0%       +21.8%        -1.8%

     Over the quarter, the Irish equity market outperformed, helped in particular by a strong recovery in financial stocks from previously oversold levels. The continuing volatility in international markets, driven by the technology, media and telecom (TMT) sector, has seen most major markets in negative territory over the quarter. Indeed, in US dollar terms, most international markets have delivered modest nominal returns over the past twelve months.

     The Irish market underperformed in 1999 and early 2000 due to its relatively modest exposure to the TMT sector and relatively high weightings in banking/financial stocks. During the past two quarters this trend has reversed. Over the Fund's fiscal year, Ireland's equity market performance was strong in euro terms and broadly in line with the US dollar returns of international equity markets.

     In a number of stocks held by the Fund, the performance of the past quarter was simply a reversal of stock performance over the previous six months. Irish financials had been oversold in the first half of 2000, driven by international sector weakness and concerns around overheating in the domestic economy. AIB (+36.3% IN QUARTER) recovered, in line with sector trends, and was helped by a resolution to the company's dispute with the Irish tax authorities that was less than the market's worst fears. IRISH LIFE & PERMANENT (+53.4% IN QUARTER) was a strong performer recovering from a previously heavily oversold position which was helped by a solid set of results. The company has initiated a share repurchase program for up to [EURO] 150m or 5% of share capital.

     We have seen a substantial change, to the negative, in investor sentiment towards the technology sector over the quarter under review which has continued into the last two months of 2000. The substantial re-ratings of technology stocks that had occurred in 1999 and the first quarter of 2000 have been reversed. Earlier in 2000, the Fund had realized substantial capital gains on many of its investments in Irish technology stocks in response to extremely high valuations. Despite current volatility we take the longer-term perspective that the majority of the exciting future growth prospects in Ireland's capital market are to be found in this sector and we continue to look for investment opportunities. The Fund purchased BALTIMORE TECHNOLOGIES during the quarter. Baltimore is a leading developer of security software and had reached a share price high of STG(POUND)13.75 in March 2000. The Fund recently purchased a shareholding in the company at STG(POUND)4.40. While the stock remains highly valued, its revenues are expected to grow at over 100% in the coming twelve months and it is regarded as a global leader in this emerging software space. The Fund's largest shareholding in the sector, IONA TECHNOLOGIES (-6.4% OVER THE QUARTER), has performed satisfactorily in relation to the overall sector, helped by recent strong results.

     Globally the telecom sector has suffered in line with technology stocks over the quarter but EIRCOM (+29.7% IN QUARTER) bucked this trend as the company announced that it had entered into talks with Vodafone that may or may not lead to a disposal of Eircom's mobile business, Eircell. If this transaction were to occur it would unlock substantial value in Eircom and also help to resolve the KPN/Telia 35% share overhang. In a separate development a group, led by the Irish entrepreneur Denis O'Brien, has launched a bid for the fixed-line assets of Eircom which values this business at [EURO] 2.25bn. The current volatility in the telecom sector challenges these interested parties to come to a rapid conclusion, but a positive outcome for shareholders is anticipated.

CURRENT OUTLOOK

     International markets remain volatile given the de-rating of TMT sectors and concerns over slowing economic growth. The Irish equity market has fared well through this volatility, helped by relatively modest stock valuations and the continued strength of the economy.

     In  aggregate   terms,   Irish  stocks  look   attractive   with   forecast
price/earnings ratio and yield for 2001 of 14.4x and 1.7%, respectively. The Fund retains a fully invested position.

Sincerely,

/S/ SIGNATURE

Peter Hooper
Chairman of the Board
December 11, 2000

THE IRISH INVESTMENT FUND, INC.
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

October 31, 2000                                      Shares      Value (Note A)
--------------------------------------------------------------------------------
IRISH COMMON STOCKS (88.59%)

COMPUTER SOFTWARE AND SERVICES (11.49%)
   Datalex Corporation*                               157,500   U.S. $   915,863
   Datalex Corporation-ADR*                           170,000          1,965,625
   IONA Technologies-ADR*                             104,300          6,857,725
   Spectel Group Limited+                             996,423          1,076,292
   Trintech Group-ADR*                                 10,000            105,956
                                                                     -----------
                                                                      10,921,461
                                                                     -----------
CONSTRUCTION AND BUILDING MATERIALS (18.01%)
   Abbey                                              348,600            880,563
   CRH                                                764,462         11,586,172
   Green Property                                     457,143          2,724,106
   Kingspan                                           800,000          1,932,642
                                                                     -----------
                                                                      17,123,483
                                                                     -----------
CONSUMER GOODS (7.83%)
   DCC                                                320,000          2,753,167
   I.W.P., International                              639,886            867,839
   ICON-ADR*                                           85,000          1,700,000
   United Drug                                        287,500          2,120,185
                                                                     -----------
                                                                       7,441,191
                                                                     -----------
FINANCIAL (21.63%)
   Allied Irish Banks                               1,617,688         16,454,799
   FBD Holdings                                       260,000          1,035,828
   Irish Life & Permanent                             306,991          3,073,209
                                                                     -----------
                                                                      20,563,836
                                                                     -----------
FOOD AND BEVERAGES (11.62%)
   Fyffes                                           1,635,000          1,205,740
   Greencore                                          452,568          1,054,953
   Kerry Group, Series A                              705,000          8,790,597
                                                                     -----------
                                                                      11,051,290
                                                                     -----------
HOTELS AND RESORTS (3.84%)
   Jury's Doyle Hotel Group                           481,792          3,655,099
                                                                     -----------

THE IRISH INVESTMENT FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

October 31, 2000                                      Shares      Value (Note A)
--------------------------------------------------------------------------------
IRISH COMMON STOCKS (CONTINUED)

PAPER AND PAPER PRODUCTS (2.69%)
   Smurfit Group                                    1,435,840   U.S. $ 2,555,888
                                                                     -----------
PUBLISHING AND PRINTING (1.88%)
   Independent News & Media                           578,142          1,788,727
                                                                     -----------
TECHNOLOGY (2.01%)
   Horizon Technology*                                264,817          1,908,013
                                                                     -----------
TELECOMMUNICATIONS (4.91%)
   Eircom*                                          1,350,000          3,741,951
   Parthus Technologies*                              125,000            426,554
   Twelve Horses Ltd.+                                625,000            500,000
                                                                     -----------
                                                                       4,668,505
                                                                     -----------
TRANSPORTATION (2.68%)
   Ryanair Holdings*                                  325,000          2,548,248
                                                                     -----------

TOTAL IRISH COMMON STOCKS
   (Cost U.S. $54,497,477)                                            84,225,741
                                                                     -----------

UNITED KINGDOM COMMON STOCKS (7.40%)

PHARMACEUTICALS (2.05%)
   Galen Holdings                                     150,000          1,954,890
                                                                     -----------
TECHNOLOGY (5.35%)
   Baltimore Technology PLC                           660,000          5,084,238
                                                                     -----------

TOTAL UNITED KINGDOM COMMON STOCKS
   (Cost U.S. $4,567,996)                                              7,039,128
                                                                     -----------

TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY
   ON DEPOSIT (Cost U.S. $59,065,473)                           U.S. $91,264,869
                                                                     -----------

FOREIGN CURRENCY ON DEPOSIT (2.77%)
   (Interest Bearing)
   British Pound Sterling          [POUND STERLING]       366   U.S. $       531
   Euro                                      [EURO] 3,106,866          2,633,535
                                                                     -----------

TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost U.S. $2,620,945)**                                            2,634,066
                                                                     -----------

THE IRISH INVESTMENT FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

October 31, 2000                                                  Value (Note A)
--------------------------------------------------------------------------------


TOTAL INVESTMENTS (98.76%)
     (Cost U.S. $61,686,418)                                   U.S. $93,898,935
                                                                    -----------

OTHER ASSETS AND LIABILITIES (1.24%)                                  1,176,535
                                                                    -----------

NET ASSETS (100.00%)
     Applicable to 4,740,300 outstanding
     U.S. $.01 par value shares
     (authorized 20,000,000 shares)                            U.S. $95,075,470
                                                                    -----------

NET ASSET VALUE PER SHARE
     (U.S. $95,075,470 [DIVIDE] 4,740,300)                     U.S. $     20.06
                                                                    ===========

----------------------
     *  Non-income producing security.
    **  Foreign currency held on deposit at the Bank of Ireland.
     +  Not readily marketable.
ADR -   American Depository Receipt traded in U.S. dollars

THE IRISH INVESTMENT FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                        Value
                                                                      (Note A)
--------------------------------------------------------------------------------

AT OCTOBER 31, 2000 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
   Authorized 20,000,000 Shares;
   Issued and Outstanding 4,740,300 Shares                     U.S. $    47,403

   Additional Paid-in Capital                                        50,265,967

   Accumulated Net Realized Gain                                     12,531,910

   Unrealized Appreciation of Securities,
     Foreign Currency and Net Other Assets                           32,230,190
                                                                    -----------

TOTAL NET ASSETS                                               U.S. $95,075,470
                                                                    ===========

                       See Notes to Financial Statements.

THE IRISH INVESTMENT FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                              For the Year Ended
                                                               October 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (Net of Withholding Taxes of U.S. $477)           U.S. $ 1,989,728
   Interest                                                             126,553
                                                                    -----------
TOTAL INVESTMENT INCOME                                               2,116,281
                                                                    -----------

EXPENSES
   Investment Advisory Fee (Note B)          U.S. $   746,361
   Administration Fee (Note B)                        184,315
   Consulting Fee (Note B)                            165,000
   Directors' Fees and Expenses (Note C)               96,764
   Miscellaneous Fee                                   60,600
   Custodian Fees (Note B)                             44,040
   Legal and Audit Fees                                39,450
   Printing Fee                                        35,665
   Other                                               48,645
                                                  -----------

TOTAL EXPENSES                                                        1,420,840
                                                                    -----------
NET INVESTMENT INCOME                                                   695,441
                                                                    -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS (NOTE D)
   Realized Gain/(Loss) on:
    Securities Transactions                        12,721,410
    Foreign Currency Transactions                    (880,252)
                                                  -----------
  Net Realized Gain on Investments
    During the Year                                                  11,841,158
                                                                    -----------
   Net Change in Unrealized Depreciation of:
    Securities                                     (3,826,915)
    Foreign Currency and Net Other Assets              28,987
                                                  -----------
  Net Unrealized Depreciation of Investments
    During the Year                                                  (3,797,928)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       8,043,230
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             U.S. $ 8,738,671
                                                                    ===========

                       See Notes to Financial Statements.

THE IRISH INVESTMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Year Ended          Year Ended
                                            October 31, 2000    October 31, 1999
--------------------------------------------------------------------------------

Net Investment Income                    U.S. $   695,441    U.S. $    563,840
Net Realized Gain on Investments               11,841,158            8,106,216
Net Unrealized Depreciation
   of Investments                              (3,797,928)         (11,039,342)
                                              -----------         ------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                    8,738,671           (2,369,286)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                         (633,156)                  --
   Net Realized Gains                          (8,037,423)          (5,720,278)
                                              -----------         ------------
Net Increase/(Decrease) in Net Assets              68,092           (8,089,564)
                                              -----------         ------------

CAPITAL SHARE TRANSACTIONS:
   Cost of 268,700 Shares
     Repurchased (Note G)                      (3,908,180)                  --
                                              -----------         ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARETRANSACTIONS              (3,908,180)                  --
                                              -----------         ------------

NET ASSETS
   Beginning of Year                           98,915,558          107,005,122
                                              -----------         ------------
   End of Year (Including Undistributed
     Net Investment Income of $0
     and $633,156 respectively)          U.S. $95,075,470    U.S. $ 98,915,558
                                              ===========         ============


                       See Notes to Financial Statements.

THE IRISH INVESTMENT FUND, INC.
FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.)
--------------------------------------------------------------------------------

                                                  Year Ended October 31,
                            ---------------------------------------------------------------------
                            2000            1999          1998+           1997+         1996
-------------------------------------------------------------------------------------------------
Operating Perforance:
Net Asset Value,
  Beginning of Year      U.S. $ 19.75   U.S. $ 21.36   U.S. $ 19.99   U.S. $ 16.90   U.S. $ 13.61
                              -------        -------        -------        -------        -------
Net Investment Income            0.15           0.13           0.07           0.14           0.14
Net Realized and Unrealized
  Gain/(Loss) on Investments     1.59          (0.60)          2.07           3.53           3.42
                              -------        -------        -------        -------        -------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations          1.74          (0.47)          2.14           3.67           3.56
                              -------        -------        -------        -------        -------
Distributions to Shareholders
  from:
  Net Investment Income         (0.13)            --          (0.07)         (0.22)         (0.14)
  Net Realized Gains            (1.60)         (1.14)         (0.70)         (0.36)         (0.13)
                              -------        -------        -------        -------        -------
Total from Distributions        (1.73)         (1.14)         (0.77)         (0.58)         (0.27)
                              -------        -------        -------        -------        -------
Anti-Dilutive Impact Due to
  Capital Shares Repurchased     0.30             --             --             --             --
                              -------        -------        -------        -------        -------
Net Asset Value,
  End of Year            U.S. $ 20.06   U.S. $ 19.75   U.S. $ 21.36   U.S. $ 19.99   U.S. $ 16.90
                              =======        =======        =======        =======        =======
Share Price, End of Year U.S. $ 15.19   U.S. $ 16.38   U.S. $ 17.88   U.S. $ 15.75   U.S. $ 14.00
                              =======        =======        =======        =======        =======
Total Investment Return(a)     13.27%         (2.79%)        11.68%         23.04%         26.84%
                              =======        =======        =======        =======        =======
Total Investment Return(b)      3.43%         (3.30%)        18.42%         17.03%         27.12%
                              =======        =======        =======        =======        =======


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Year (000's)    U.S. $95,075   U.S. $98,916  U.S. $107,005  U.S. $100,121   U.S. $84,633
Ratio of Net Investment
  Income to Average
  Net Assets                    0.70%          0.53%          0.33%          0.78%          0.95%
Ratio of Operating Expenses
  to Average Net Assets         1.42%          1.33%          1.37%          1.54%          1.63%
Portfolio Turnover Rate           34%            13%             9%            11%            12%

(a)Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reimbursement and Cash Purchase Plan.
(b)Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reimbursement and Cash Purchase Plan.
+ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the year since the use of the undistributed income method did not accord with results of operations.

                       See Notes to Financial Statements.

THE IRISH INVESTMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

A.   SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. At October 31, 2000 the Fund held 1.7% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $1,653,708 and fair value of $1,576,292. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the

THE IRISH INVESTMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2000.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

B.   MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million.

     The Fund has entered into a Consulting Agreement with Salomon Brothers Asset Management Inc. (SBAM). Under this agreement, SBAM evaluates trends in

THE IRISH INVESTMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the closed-end fund marketplace, and provides Fund management with future Fund development options and comparative fund analysis. In addition, SBAM provides investor services to existing and potential shareholders. The Fund pays SBAM an annual fee of $165,000 payable monthly.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. Effective December 14, 1999, the Fund pays PFPC an annual fee of $185,000, payable monthly. The Fund incurred $163,265 from December 14, 1999 to October 31, 2000 under the new agreement. Prior to December 14, 1999 the Fund paid a monthly fee to PFPC at an annual rate of 0.20% of the value of its average monthly net assets. Fees under this agreement for the period November 1, 1999 to December 13, 1999 were $21,050.

     The Fund has entered into an agreement with The Chase Manhattan Bank to serve as custodian of the Fund's assets held outside of Ireland. During the year ended October 31, 2000, the Fund paid The Chase Manhattan Bank U.S. $5,780. Bank of Ireland serves as the Fund's custodian of the Fund's assets held in Ireland. During the year ended October 31, 2000, the Fund paid U.S. $38,260 in custodian fees to Bank of Ireland.

     For the year ended  October 31, 2000,  the Fund  incurred  total  brokerage
commissions  of  U.S.   $121,723,   of  which  U.S.  $9,023  was  paid  to  Davy
Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C.   DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $11,500, plus U.S. $1,000 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional U.S. $13,500 annually. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D.   PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the year ended October 31, 2000, excluding U.S. government and short-term investments, aggregated U.S. $32,377,383 and U.S. $47,899,258, respectively.

     At October 31, 2000, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $36,498,263, and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $4,298,867. Also on this date, the tax cost of securities for Federal Income tax purposes is $59,065,473.

THE IRISH INVESTMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

E.   COMMON STOCK:

     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On October 31, 2000 Bank of Ireland held 9,000 shares representing 0.19% of the Fund's total issued shares.

F.   MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

G.   SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the fiscal year ended October 31, 2000, the Fund repurchased 268,700 (5.4% of the shares outstanding at inception of the repurchase program) of its shares for a total cost of $3,908,180, at a weighted average discount of 26.38% of net asset value.

H.   LETTER OF CREDIT:

     As required by its insurance policy, the Fund participates in a letter of credit that allows borrowing up to $41,000. For the year ended October 31, 2000, the Fund did not borrow against the letter of credit.

THE IRISH INVESTMENT FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Irish Investment Fund, Inc.:

     In our opinion, the accompanying statements of net assets, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Irish Investment Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 21, 2000

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                                   (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

     The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

     The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                             (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)

     Pursuant to Internal Revenue Code Section 852(b)(3), the amount of long-term capital gains designated for the fiscal year ended October 31, 2000 were $10,626,271.

                             MEETING OF STOCKHOLDERS
                                   (UNAUDITED)
--------------------------------------------------------------------------------

     On June 14, 2000, the Fund held its Annual Meeting of Stockholders. The following Directors were elected by the following votes: William P. Clark--3,673,756 For; 109,026 Abstaining; Denis Curran--3,672,980 For; 109,802
Abstaining; and Peter J. Hooper--3,670,395 For; 112,388 Abstaining. Denis P. Kelleher and James M. Walton continue to serve in their capacities as Directors of the Fund. The selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending October 31, 2000 was ratified by the following votes: 3,697,720 For; 42,193 Against; and 42,868 Abstaining.

--------------------------------------------------------------------------------
                         THE IRISH INVESTMENT FUND, INC.
                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     William P. Clark  - DIRECTOR
                     Denis Curran      - DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Richard H. Rose   - PRESIDENT AND TREASURER
                     Linda J. Hoard    - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                     Salomon Brothers Asset Management Inc.
                            Seven World Trade Center
                            New York, New York 10048

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                              Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer &Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                         Two Commerce Square, Suite 1700
                               2001 Market Street
                           Philadelphia, PA 19103-7042

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                         The Irish Investment Fund, Inc.
                                  c/o PFPC Inc.
                               101 Federal Street
                                    6th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)

--------------------------------------------------------------------------------
IR-AR10/00